UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2021
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2021, Andrea Acosta accepted an offer from Pinterest, Inc. (“Pinterest” or the “Company”) to join the Company as its Chief Accounting Officer starting February 14, 2021. Ms. Acosta, age 42, currently serves as the Global Controller and Chief Accounting Officer at BioMarin Pharmaceutical Inc., a biotechnology company (“BioMarin”) since July 2020 and prior to that she served as the Vice President, Corporate Controller from July 2017 until June 2020. Prior to joining BioMarin, Ms. Acosta worked at Levi Strauss & Co. from August 2007 to June 2017, where she had various roles of increasing responsibility in finance management during her tenure, most recently as Vice President, Global Controller and Principal Accounting Officer. Ms. Acosta is a certified public accountant and graduated from San Francisco State University with a Bachelor of Science degree in accounting.
Pursuant to an offer letter, Ms. Acosta will be entitled to an initial annual base salary of $400,000 and a sign-on bonus of $300,000. Subject to approval of the Company’s Talent Development and Compensation Committee, the Company also intends to grant Ms. Acosta a restricted stock unit award with a value of approximately $6,000,000 pursuant to the Company’s 2019 Omnibus Incentive Plan which will vest quarterly over four years. The Company also intends to enter into its standard form of indemnification agreement with Ms. Acosta, which was previously filed by the Company as Exhibit 10.1 to the Company’s Form S-1/A filed on April 8, 2019.

There are no arrangements or understandings between Ms. Acosta and any other persons pursuant to which she was elected as an officer of the Company. Ms. Acosta does not have any family relationship with any director or executive officer of Pinterest, or any person nominated or chosen by Pinterest to become a director or executive officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: November 3, 2021	By:	/s/ Todd Morgenfeld
Todd Morgenfeld
Chief Financial Officer and Head of Business Operations